EXHIBIT 24


                          THE PROCTER & GAMBLE COMPANY
                       REGISTRATION STATEMENTS ON FORM S-8
                                POWER OF ATTORNEY

Each undersigned officer and/or director of The Procter & Gamble Company, an Ohio corporation (the "Registrant"), does hereby and make, constitute and appoint Steven W. Jemison as attorney of the undersigned, with the full power to execute and file:

   (i) one or more Registration Statements on Form S-8 (the "Form S-8 Registration Statements") with respect to the registration under the Securities Act of 1933, as amended, of Common Shares of the Registrant issuable in connection with the employee benefit plans listed on Table A included hereto (the "Plans"), as may be revised in accordance with the Company resolution entitled "Authorize S-8 Registration Statements for Employee Benefit Plans Upon Merger with The Gillette Company", along with an indeterminate amount of interests to be offered or sold pursuant to The Gillette Company Supplemental Savings Plan, The Gillette Company Employees' Savings Plan, or other of the Plans;

   (ii) any and all amendments, including post-effective amendments, and exhibits to the Form S-8 Registration Statements; and

   (iii) any and all applications or other documents to be filed with the Securities and Exchange Commission or any state securities commission or other regulatory authority with respect to the securities covered by the Form S-8 Registration Statements, with full power and authority to do and perform any and all acts and things whatsoever necessary, appropriate or desirable to be done in the premises, or in the name, place and stead of the said director and/or officer, hereby ratifying and approving the acts of said attorney.


TABLE A
-------
                                                                   NUMBER OF
NAME OF PLAN                                                   SHARES REGISTERED
------------------------------------------------------         -----------------
2004 Long-Term Incentive Plan of The Gillette Company                40,000,000

1971 Stock Option Plan of The Gillette Company                       62,000,000

James M. Kilts Non-Statutory Stock Option Plan                        2,000,000

The Gillette Company Employees' Savings Plan                          5,000,000

The Gillette Company Global Employee Stock Ownership
  Plan (GESOP)                                                        1,500,000

The Gillette Company Supplemental Savings Plan                  an indeterminate
                                                                amount of plan
                                                                interests
                                                               -----------------

TOTAL                                                                110,500,000
                                                               =================


IN WITNESS WHEREOF, the undersigned have subscribed these presents as of August 9, 2005.

SIGNATURE                                                  TITLE
---------                                                  -----

/S/ A.G. LAFLEY
---------------------------------           Chairman of the Board, President,
A.G. Lafley                                 and Chief Executive
                                            (Principal Executive Officer)

/S/ CLAYTON C. DALEY, JR.                   Chief Financial Officer
---------------------------------           (Principal Financial Officer)
Clayton C. Daley, Jr.


/S/ VALARIE L. SHEPPARD                     Comptroller
---------------------------------           (Principal Accounting Officer)
Valarie L. Sheppard


/S/ NORMAN R. AUGUSTINE                     Director
---------------------------------
Norman R. Augustine


/S/ BRUCE L. BYRNES                         Director
---------------------------------
Bruce L. Byrnes


/S/ R. KERRY CLARK                          Director
---------------------------------
R. Kerry Clark


/S/ SCOTT D. COOK                           Director
---------------------------------
Scott D. Cook


/S/ JOSEPH T. GORMAN                        Director
---------------------------------
Joseph T. Gorman


/S/ CHARLES R. LEE                          Director
---------------------------------
Charles R. Lee


/S/ LYNN M. MARTIN                          Director
---------------------------------
Lynn M. Martin


/S/ W. JAMES MCNERNEY, JR.                  Director
---------------------------------
W. James McNerney, Jr.


/S/ JOHNATHAN A. RODGERS                    Director
---------------------------------
Johnathan A. Rodgers


/S/ JOHN F. SMITH, JR.                      Director
---------------------------------
John F. Smith, Jr.


/S/ RALPH SNYDERMAN                         Director
---------------------------------
Ralph Snyderman


/S/ ROBERT D. STOREY                        Director
---------------------------------
Robert D. Storey


/S/ MARGARET C. WHITMAN                     Director
---------------------------------
Margaret C. Whitman


/S/ ERNESTO ZEDILLO                         Director
---------------------------------
Ernesto Zedillo